UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

June 21, 2005

(Date of Earliest Event Reported: June 21, 2005)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On June 21, 2005, we made updated operating statistics available on our website at www.elpaso.com. These operating statistics reflect adjustments to correct errors in the accounting and reporting for foreign currency translation adjustments and related tax adjustments. These adjustments and the related restatement of our historical financial statements are further described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as amended on June 16, 2005, and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, as amended. A copy of our updated operating statistics is attached as Exhibit 99.A. The attached Exhibit is not filed, but is furnished to comply with Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.A	Operating Statistics

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, El Paso Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: June 21, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Operating Statistics